UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012 (August 28, 2012)

ISRAEL GROWTH PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51980	20-3233358
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4808 Moorland Lane Suite 109, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-502-8602

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement

Merger Agreement

On August 28, 2012, Israel Growth Partners Acquisition Corp., a Delaware corporation (the “Company”), entered into a Merger Agreement (the “Merger Agreement”) with Macau Resources Group Limited (formerly known as “Speedy Cosmo Limited”), a British Virgin Islands corporation (“Macau”), and the shareholders of Macau. Pursuant to the Merger Agreement, three business days following the satisfaction of the conditions to Closing set forth therein, the Company shall merge with and into Macau (the “Merger”), with Macau continuing as the surviving corporation. Any defined terms used, but not defined, herein shall have the meaning set forth in the Merger Agreement.

Under the terms of the Merger Agreement, (i) each share of common stock of the Company, par value $0.0001 per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time other than Dissenting Shares, shall be converted into the right to receive 0.05 validly issued, fully paid and non-assessable ordinary shares of the Surviving Corporation (“Surviving Corporation Ordinary Shares”), (ii) each share of Company Common Stock owned by the Company or Macau will automatically be canceled and retired and will cease to exist, and no consideration will be delivered in exchange therefore, (iii) each share of capital stock of Macau issued and outstanding immediately prior to the Effective Time shall remain outstanding following the consummation of the Merger, and (iv) each right to purchase Company Common Stock, including outstanding warrants, shall be converted into one substantially equivalent warrant or other right to purchase Surviving Corporation Ordinary Shares.

As a condition to closing, the Company and Macau shall prepare and file with the SEC a Registration Statement on Form F-4 (the “Registration Statement”), which Registration Statement shall include an information statement/prospectus (the “Information Statement/Prospectus”) for dissemination to the stockholders of the Company who are required to receive the same. As promptly as reasonably practicable after the Registration Statement has been declared effective by the SEC and the Information Statement/Prospectus has been cleared by the SEC, the Company shall mail the Information Statement/Prospectus to the holders of shares of the Company.

The foregoing is a summary of the material terms of the Merger Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07     Submission of Matter to a Vote of Security Holders

Joint Written Consent of the Director and Majority Stockholder

On August 28, 2012, the majority stockholder of the Company, Moorland Lane Partners, LLC (the “Majority Stockholder”) consented to the Company entering into the Merger Agreement and authorized the Company and officers of the Company to execute, deliver and file the Merger Agreement and take such other actions required to consummate the merger contemplated under the Merger Agreement. The Majority Stockholder holds 17,184,903 shares out of the 18,250,003 shares of the company issued and outstanding.

ITEM 9.01     Financial Statements and Exhibits

(d)       Exhibits

10.1	Merger Agreement dated August 28, 2012 among Israel Growth Partners Acquisition Corp., Macau Resources Group Limited and the Members of Macau Resources Group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 31, 2012	ISRAEL GROWTH PARTNERS ACQUISITION CORP.

	By:	/s/ Craig Samuels
Craig Samuels President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Merger Agreement dated August 28, 2012 among Israel Growth Partners Acquisition Corp., Macau Resources Group Limited and the Members of Macau Resources Group